JOINT FILING AGREEMENT FOR CLASS A STOCK

            The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Class A Stock, of the par value of $1.00 per share, of Pittway Corporation, a Delaware corporation ("Pittway"), and any amendments thereto, executed by or on behalf of the undersigned, in accordance with and pursuant to the power of attorney set forth below or otherwise, is and shall be filed jointly on behalf of the undersigned, pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

                   JOINT FILING AGREEMENT FOR COMMON STOCK

            The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock, of the par value of $1.00 per share, of Pittway Corporation, a Delaware corporation ("Pittway"), and any amendments thereto, executed by or on behalf of the undersigned, in accordance with and pursuant to the power of attorney set forth below or otherwise, is and shall be filed jointly on behalf of the undersigned, pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

                              POWER OF ATTORNEY

            The undersigned hereby constitute and appoint King W. Harris, Jerome Kahn, Jr., Jack Polsky, Michael Resnick and Edward J. Schwartz, and each of them individually, the undersigned's true and lawful attorneys-in-fact and agents for the undersigned in name, place and stead, to sign, execute and deliver on behalf of the undersigned:

           (i)  the information statements on Schedules 13D (the
"Schedule 13D") under the Securities Act of 1934, as amended (the
"Exchange Act"), with respect to ownership of the shares of stock of the Company held by the undersigned;

            (ii) a Stockholders Agreement (the "Stockholders Agreement") to be entered into among Honeywell International Inc., a Delaware corporation ("Parent"), HII-2 Acquisition Corp, a Delaware company and a wholly owned subsidiary of the Parent, and certain stockholders of the Company, including the undersigned, relating to, among other things, the agreement by the undersigned to tender all of the undersigned's shares of stock of the Company made subject to such Stockholder's Agreement (the "Subject Shares") to the Company pursuant to Parent's cash tender offer (the "Offer") therefor;

            (iii)  a tender offer transmittal letter (the
"Transmittal Letter") with respect to the tender of the Subject
Shares to the Company pursuant to the Offer; and

            (iv) any and all amendments to the Schedule 13D, the Stockholders Agreement, or the Transmittal Letter.



            The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or such person's substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

            This Joint Filing Agreement and Power of Attorney may be executed in separate counterparts by each of the undersigned, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument. It shall not be necessary that each of the undersigned sign any one counterpart.

            IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of December, 1999.

                       (Signatures on following pages)









































Power of Attorney signature pages.


________________________________________
Irving B. Harris

Neison Harris Trust f/b/o Neison Harris
By: _____________________________________
    Neison Harris, as Trustee and individually


King Harris Trust of 1990 f/b/o King W. Harris
By: _____________________________________
    King W. Harris, as Trustee and  individually


Sid Barrows Grandchildren's Trust
By: _____________________________________
June H. Barrows, as Trustee


William Harris & Co., Inc.
By: ______________________________________
Irving B. Harris, as sole owner, President and director


The Roxanne H. Frank Trust f/b/o Roxanne H. Frank
By: ______________________________________
Roxanne H. Frank, as Trustee and individually
and ______________________________________
Jack Polsky, as co-Trustee
and ______________________________________
Jerome Kahn, Jr., as co-Trustee


The Virginia H. Polsky Trust f/b/o Virginia H. Polsky
By: ______________________________________
Virginia H. Polsky, as co-Trustee and individually
and ______________________________________
Jack Polsky, as co-Trustee
and ______________________________________
Jerome Kahn, Jr., as co-Trustee



Daniel Meyer Trust f/b/o Daniel Meyer
By: ______________________________________
Jerome Kahn, Jr., as co-Trustee
and ______________________________________
Daniel Meyer, as co-Trustee and individually


VHP-James 76 Trust
By: ____________________________________
Jerome Kahn, Jr., as co-Trustee
and ____________________________________
Jack Polsky, as co-Trustee


VHP-Jack 76 Trust
By: ____________________________________
Michael S. Resnick, as co-Trustee
and ____________________________________
Jack Polsky, as co-Trustee and individually


VHP-Charles 76 Trust
By: _____________________________________
Michael S. Resnick, as co-Trustee

and _____________________________________
Jack Polsky, as co-Trustee


VHP-George 76 Trust
By: _____________________________________
Michael S. Resnick, as co-Trustee
and _____________________________________
Jack Polsky, as co-Trustee


VHP-Jean 76 Trust
By: _____________________________________
Michael S. Resnick, as co-Trustee
and _____________________________________
Jack Polsky, as co-Trustee



Virginia H. Polsky Trust dtd 12/29/75 f/b/o Jean Polsky
By: _____________________________________
Jerome Kahn, Jr., as co-Trustee
and _____________________________________
Jack Polsky, as co-Trustee


Irving B. Harris Trust dtd 2/27/74 f/b/o Jean Polsky
By: _____________________________________
Virginia H. Polsky, as Trustee and individually


Bette D. Harris Trust f/b/o Bette D. Harris
By: _____________________________________
Bette D. Harris, as Trustee and individually

________________________________________
Toni H. Paul


Katherine Harris Trust f/b/o Katherine Harris
By: _____________________________________
Katherine Harris, as co-Trustee and individually
and _____________________________________
King W. Harris, as co-Trustee

Nancy Meyer Trust f/b/o Nancy Meyer
By: _____________________________________
Nancy Meyer, as co-Trustee and individually
and _____________________________________
Jerome Kahn, Jr., as co-Trustee


Bette D. Harris Trust dtd 1/13/59 f/b/o John B. Harris
By: _____________________________________
Katherine Harris, as co-Trustee
and _____________________________________
King W. Harris, as co-Trustee


Bette D. Harris Trust dtd 1/13/59 f/b/o Charles H. Paul
By: _____________________________________
Katherine Harris, as co-Trustee
and _____________________________________
King W. Harris, as co-Trustee



Bette D. Harris Trust dtd 1/13/59 f/b/o Kelly L. Paul
By: _____________________________________
Katherine Harris, as co-Trustee
and _____________________________________
King W. Harris, as co-Trustee


Bette D. Harris Trust dtd 1/13/59 f/b/o Alan H. Paul
By: _____________________________________
Katherine Harris, as co-Trustee
and _____________________________________
and King W. Harris, as co-Trustee


Bette D. Harris Trust dtd 1/13/59 f/b/o Laurie B. Paul
By: _____________________________________
Katherine Harris, as co-Trustee
and _____________________________________
and King W. Harris, as co-Trustee


King W. Harris Children's Trust
By: _____________________________________
Katherine Harris, as co-Trustee
and _____________________________________
Robert L. Barrows, as co-Trustee


Toni H. Paul Children's Trust f/b/o Charles H. Paul
By: _____________________________________
King W. Harris, as co-Trustee
and _____________________________________
Katherine Harris, as co-Trustee


Toni H. Paul Children's Trust f/b/o Kelly L. Paul
By: _____________________________________
King W. Harris, as co-Trustee
and _____________________________________
Katherine Harris, as co-Trustee


Toni H. Paul Children's Trust f/b/o Alan H. Paul
By:  ____________________________________
       King W. Harris, as co-Trustee
and  ____________________________________
Katherine Harris, as co-Trustee

Toni H. Paul Children's Trust f/b/o Laurie B. Paul
By:  ____________________________________
King W. Harris, as co-Trustee
and  ____________________________________
Katherine Harris, as co-Trustee


Pam F. Szokol Trust f/b/o Pam F. Szokol
By:  ____________________________________
Pam F. Szokol, as co-Trustee and individually
and  ____________________________________
King W. Harris, as co-Trustee


William J. Friend Trust f/b/o William J. Friend
By:  ____________________________________
William J. Friend, as Trustee
and  ____________________________________
King W. Harris, as Trustee


Scott C. Friend Trust f/b/o Scott C. Friend
By:  ____________________________________
King W. Harris, as co-Trustee
and  ____________________________________
Scott C. Friend, as co-Trustee and individually


John B. Harris Trust f/b/o John B. Harris
By:  ____________________________________
King W. Harris, as co-Trustee
and  ____________________________________
John B. Harris, as co-Trustee and individually


________________________________________
King W. Harris, as Custodian for Charles H. Paul

________________________________________
King W. Harris, as Custodian for Kelly L. Paul



Resurgent Investors L.P.
By:  ____________________________________
Neison Harris, as co-general partner
and  ____________________________________
Bette D. Harris, as co-general partner

Neison Harris Trust dtd 1/12/54 f/b/o Pam F. Szokol
By: _____________________________________
Katherine Harris, as co-Trustee
and  ____________________________________
King W. Harris, as co-Trustee
and American National Bank
       by:__________________________________
            Title:

Neison Harris Trust dtd 1/12/54 f/b/o Scott C. Friend
By: _____________________________________
Katherine Harris, as co-Trustee
and	_____________________________________
King W. Harris, as co-Trustee
and  American National Bank
        by__________________________________
           Title:

Neison Harris Trust dtd 1/12/54 f/b/o John B. Harris
By:	_____________________________________
Katherine Harris, as co-Trustee
and	_____________________________________
King W. Harris, as co-Trustee
and American National Bank
        by___________________________________
           Title:

Neison Harris Trust dtd 1/12/54 f/b/o Charles H. Paul
By:	_____________________________________
Katherine Harris, as co-Trustee
and  _____________________________________
King W. Harris, as co-Trustee
and American National Bank
       by:__________________________________
            Title:

Neison Harris Trust dtd 1/12/54 f/b/o Kelly L. Paul
By:	_____________________________________
Katherine Harris, as co-Trustee
and	_____________________________________
King W. Harris, as co-Trustee
and American National Bank
       by:__________________________________
            Title:







Neison Trust dtd 1/12/54 f/b/o Alan H. Paul
By:	____________________________________
Katherine Harris, as co-Trustee
and  ____________________________________
King W. Harris, as co-Trustee
and American National Bank
       by:__________________________________
            Title:

Neison Trust dtd 1/12/54 f/b/o Laurie B. Paul
By:	____________________________________
Katherine Harris, as co-Trustee
and	____________________________________
King W. Harris, as co-Trustee
and American National Bank
       by:__________________________________
            Title:


Mary Ann Barrows Wark Revocable Trust
By:	____________________________________
Mary Ann Barrows Wark, as co-Trustee and individually
and	____________________________________
David Wark, as co-Trustee

____________________________________
Patricia Barrows Rosbrow, individually, including, without limitation, any community property interest

____________________________________
Thomas Rosbrow, individually, including, without limitation, any community property interest

____________________________________
Donna E. Barrows

____________________________________
Robert L. Barrows


The William Harris Settler Trust f/b/o William H. Barrows
By:	_____________________________________
Irving B. Harris, as co-Trustee
and ______________________________________
Neison Harris, as co-Trustee


Trust u/w/of Mildred Harris f/b/o Patricia Barrows Rosbrow
By:	_____________________________________
Irving B. Harris, as co-Trustee
and	_____________________________________
Neison Harris, as co-Trustee





Trust u/w/of Mildred Harris f/b/o William H. Barrows
By:	_____________________________________
Irving B. Harris, as co-Trustee
and	_____________________________________
Neison Harris, as co-Trustee


Jerome Kahn, Jr. Revocable Trust
By:	____________________________________
Jerome Kahn, Jr., as Trustee and individually


Irving Harris Foundation
By:	____________________________________
William W. Harris, as President, Treasurer and a director


Harris Foundation
By:	____________________________________
Irving B. Harris, as Chairman, Treasurer and a Trustee


Benjamin Harris Investment Trust
By:	____________________________________
William W. Harris, as co-Trustee
and	____________________________________
Benjamin Harris, as co-Trustee



IBH - Benjamin 74 Trust
By:	___________________________________
William W. Harris, as co-Trustee
and	___________________________________
Benjamin Harris, as co-Trustee
and  ___________________________________
Jerome Kahn, Jr., as co-Trustee


IBH - David 74 Trust
By:	___________________________________
William W. Harris, as co-Trustee
and	___________________________________
David Harris, as co-Trustee
and  ___________________________________
Jerome Kahn, Jr., as co-Trustee


WWH - Benjamin 76 Trust
By:	____________________________________
Jerome Kahn, Jr., as co-Trustee
and	____________________________________
Benjamin Harris, as co-Trustee




WWH - David 76 Trust
By:	____________________________________
Jerome Kahn, Jr., as co-Trustee
and	____________________________________
David Harris, as co-Trustee


Benjamin 75 Trust
By:	____________________________________
Jerome Kahn, Jr., as co-Trustee
and	____________________________________
Benjamin Harris, as co-Trustee


David 75 Trust
By:  ____________________________________
 	Jerome Kahn, Jr., as co-Trustee
and	____________________________________
David Harris, as co-Trustee



________________________________________
William Harris


________________________________________
Katherine Harris


________________________________________
Neison Harris


________________________________________
King W. Harris


________________________________________
Bette D. Harris


________________________________________
Pam F. Szokol


William Harris Investors, Inc.
By:	____________________________________
Michael S. Resnick, Vice-President


________________________________________
William J. Friend




Thomas Meyer Trust f/b/o Thomas Meyer
By:  ___________________________________
 	Thomas Meyer, as Trustee and individually


Julie Stevenson, individually, including, without limitation, any community property interest

______________________________________
Julie Stevenson, individually, including, without limitation, any community property interest



James Polsky Investment Trust f/b/o James Polsky
By:	___________________________________
James Polsky, as Trustee and individually


Jack Polsky Investment Trust f/b/o Jack Polsky
By:	___________________________________
Jack Polsky, as Trustee and individually


Charles Polsky Investment Trust f/b/o Charles Polsky
By:	___________________________________
Charles Polsky, as Trustee and individually


George Polsky Investment Trust f/b/o George Polsky
By:	____________________________________
George Polsky, as Trustee and individually


Jean Polsky Investment Trust f/b/o Jean Polsky
By:	___________________________________
Jean Polsky, as Trustee and individually


Rosetta W. Harris CL Trust A
By:	____________________________________
Jack Polsky, as co-Trustee
and	____________________________________
William W. Harris, as co-Trustee
and	____________________________________
Neison Harris, as co-Trustee


Rosetta W. Harris CL Trust B
By:	____________________________________
Jack Polsky, as co-Trustee
and	____________________________________
William W. Harris, as co-Trustee
and	____________________________________
Neison Harris, as co-Trustee



Rosetta W. Harris CL Trust C
By:	____________________________________
Jack Polsky, as co-Trustee
and	____________________________________
William W. Harris, as co-Trustee
and	____________________________________
Neison Harris, as co-Trustee


Joan W. Harris Revocable Trust
By:	____________________________________
Joan W. Harris, as Trustee and individually


Benjamin Family Trust
By:	____________________________________
Robie Harris, as co-Trustee
and	____________________________________
Benjamin Harris, as co-Trustee
and	____________________________________
David Harris, as co-Trustee
and	____________________________________
Jerome Kahn, Jr., as co-Trustee
and  ____________________________________
Boardman Lloyd, as co-Trustee



David Family Trust
By:	_____________________________________
Robie Harris, as co-Trustee
and	_____________________________________
Benjamin Harris, as co-Trustee
and	_____________________________________
David Harris, as co-Trustee
and	_____________________________________
Jerome Kahn, Jr., as co-Trustee
and  _____________________________________
Boardman Lloyd, as co-Trustee


Bern L.P.
By:	_____________________________________
William W. Harris, as President of Portbrid Management Co., Inc.,
which is the corporate general partner of Bern L.P.



Wilikenia L.P.
By:	______________________________________
Michael S. Resnick, as Vice-President of Wilikenia Management Co., which is the corporate general partner of Wilikenia L.P.





St. Louis L.P.
By:	____________________________________
Michael S. Resnick, as Vice-President of St. Louis Management Co., which is the corporate general partner of St. Louis L.P.


2029 L.P.
By:	_____________________________________
Michael S. Resnick, as Vice-President of 2029 Management Co.,
which is the corporate general partner of 2029 L.P.


The Summer Fund
By:  ____________________________________
Jack Polsky, as Vice-President


Irving Harris Foundation A
By:  ____________________________________
Roxanne H. Frank, as Trustee

The Sidney Barrows and June H. Barrows Foundation
By:  ____________________________________
June Barrows, as President










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